UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2009. The net asset value (NAV) at that date was $7.44 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $6.07.

The total returns, including income, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2009	Year Ended December 31, 2009
Cohen and Steers Quality Income Realty Fund at Market Value[a]	55.05%	77.83%
Cohen and Steers Quality Income Realty Fund at Net Asset Value[a]	79.80%	54.24%
FTSE NAREIT Equity REIT Index[b]	45.80%	27.99%
S&P 500 Index[b]	22.59%	26.46%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	41.23%	31.55%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Investment Review

REITs were a tale of two markets in 2009. The year's early months were characterized by continued fallout from the post-Lehman Brothers financial panic, a blowout in risk premiums and declining credit availability. The asset class sold off on concerns about REITs' limited access to capital amid near-frozen credit markets and limited transparency on property value estimates.

Broader financial markets, including REITs, began to stabilize and rebound when the government provided clarity on the means and costs of backstopping the financial system. This broke the vicious negative feedback loop between the capital markets and the real economy and paved the way for the market rally that followed.

REIT recapitalization lifted share prices

REITs began to raise significant new capital in March, which reassured investors that they could strengthen their balance sheets, meet debt maturities and take advantage of buying opportunities. In total, public real estate companies raised $20 billion of new equity during the year, and Cohen & Steers was a cornerstone investor in many of the offerings. Recapitalization revealed the pent-up investor demand in the asset class and drove significant spread tightening in the REIT unsecured bond market.

REITs surged in the third quarter as easing liquidity concerns lifted the asset class to its best-ever quarterly return. With access to multiple sources of capital, companies could extend debt maturities and, in some cases, move into a more offensive (acquisitive) posture. The pace of the rally slowed in the fourth quarter, however, when investors' appetite for risk abated and unease over high unemployment grew.

Hotel companies were top performers

The hotel sector (with a total return of +67.2%)c led all property types in 2009. Their short leases and ability to respond quickly to changing economic conditions began to be discounted amid signs of economic stabilization and likely future economic growth.

Regional malls (+63.0%) turned in a better-than-expected performance, benefiting from recapitalization and stabilization in retail sales and increased consumer confidence. Simon Property Group, the country's largest mall operator, was the first major U.S. REIT to issue new equity. Office REITs (+35.6%) were aided by less-severe job losses in New York and a V-shaped recovery that anticipated a return to profitability by the financial services industry. In both categories, cap rates declined in response to increasing global demand for class-A properties.

Apartment REITs (+30.4%) were hurt early in the year by increased job losses and declines in market rents, but improved in the third quarter on expectations of stabilization in fundamentals in 2010 and growth in 2011.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Shopping centers declined

The shopping center sector (–1.7%) was the only REIT property group to post a negative total return during the year. Typically considered defensive because of their consumer staples anchors (supermarkets and drug stores), shopping centers' smaller retailers proved to be highly sensitive to the economic downturn. In news, shopping center owner Developers Diversified Realty completed the first commercial mortgage-backed securities issuance in more than a year, and it was the first real estate debt offering backed by the Term Asset-Backed Securities Loan Facility.

Health care REITs (+24.6%) and self storage companies (+8.4%) trailed the benchmark, as defensive sectors lagged their more economically sensitive counterparts during 2009's rally.

Preferreds had positive returns

Preferred securities also rebounded. REIT preferreds significantly outperformed most preferreds issued by non-real estate companies, aided by the factors that helped real estate common shares. REITs did not issue preferreds in 2009, favoring the common stock and bond deals that contributed to the supportive investment backdrop.

All securities within the Merrill Lynch REIT Preferred Index (which had a total return of +42.1% for the year) had positive returns, led by those in the office/industrial and shopping center sectors. Self storage had a strong absolute gain but underperformed as investors favored more leveraged companies amid an increased appetite for risk.

Three closed-end funds merged

After the close of business on December 18, 2009, Cohen & Steers Advantage Income Realty Fund, Inc. (NYSE:RLF) and Cohen & Steers Premium Income Realty Fund, Inc. (NYSE:RPF) merged into Cohen & Steers Quality Income Realty Fund, Inc. (NYSE:RQI). The three funds had parallel investment strategies, and the merged fund is expected to achieve better economies of scale. For more information, please see Note 9 in the Notes to Financial Statements.

Proposed merger of RWF and RQI

At a special meeting on November 24, 2009, the shareholders of the Fund approved the merger of the Cohen & Steers Worldwide Realty Income Fund, Inc. (RWF) into the Fund. The board believes merging the funds would benefit shareholders through lower expenses and greater operating efficiencies. However, as of this writing, an insufficient number of RWF's shareholder votes have been submitted to approve the merger, and RWF continues to solicit votes to approve the proposal. For more information, see Note 9 in the Notes to Financial Statements.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year compared with its benchmarks, which are not leveraged.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund's market price rose 77.8% in the period. This reflected a general narrowing in closed-end funds' discounts to their underlying NAVs. Discounts for most funds reached historically wide levels in 2008, but narrowed considerably in 2009.

In terms of security selection, the Fund's performance on a NAV basis compared to its benchmark was aided by its allocation to REIT preferred securities (preferreds are not included in the NAREIT index), which posted strong returns in both absolute terms and compared with the broad REIT preferred and equity markets.

The Fund's REIT equity holdings outperformed the NAREIT index on an unleveraged basis; stock selection in the health care, apartment, office and industrial sectors contributed to relative return, as did our overweight in the office sector. Factors that hindered relative return included our overweight in hotel companies during periods when they underperformed the index. Stock selection in the regional mall sector also detracted from performance, although our beneficial overweight in the high-performing sector more than offset the effect.

Investment Outlook

We expect 2010 to be a year of better-than-expected economic growth and continued stabilization in fundamentals. Although there are concerns about the eventual cost of the government stimulus—monetary tightening, higher taxes and the effects of fiscal stimulus—we believe the recovery will prove self-sustaining and continue into 2011.

The new year may well be one in which REITs begin to take advantage of significant acquisition opportunities. While the environment is not so distressed as to create dysfunction, well-capitalized REITs with an operating platform will likely have attractive opportunities to create value and generate above-average cash flow growth. During the latter half of 2010 and into 2011, we expect the benefits of economic recovery and growth to translate into occupancy stabilization and selective rent increases in many commercial real estate markets.

From a portfolio standpoint, we currently favor economically sensitive sectors. On a sector-specific basis, we believe that shopping centers, hotels and self-storage REITs will outperform. Office REITs should benefit from low supply and stabilization in jobs, although we believe most of this dynamic is already priced into company valuations. While we expect apartment company fundamentals to improve with job growth and demographic shifts, we remain cautious because of their less favorable valuations.

We expect to maintain our focus on REITs with healthy balance sheets but with a particular focus on entrepreneurial management teams that have the acumen to create, rather than wait for, unique opportunities.

Regarding REIT preferred securities, we continue to find good value in the market and believe that many investors should be attracted by the historically high and stable income offered by these securities. Preferreds could play an increased role in raising capital for acquisition opportunities that arise. Given the current strong demand for REIT preferred paper, we expect any new supply to be greeted warmly.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2009, leverage represented 34%a of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of December 31, 2009, we have fixed the rate on 50% of our borrowings at an average interest rate of 3.6% for an average remaining period of 3.7 years (when we first entered into the swaps, the average term was 5.6 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb

Leverage (as a % of managed assets)[a]	34%
% Fixed Rate	50%
% Variable Rate	50%
Weighted Average Rate on Swaps	3.6%
Weighted Average Term on Swaps	3.7 years
Current Rate on Debt[c]	1.3%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the incurrence and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On June 1, 2009, the Securities and Exchange Commission (SEC) issued an order (the "Order") to the Fund providing an exemption from Section 18 of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities (AMPS) rather than 300% asset coverage required by Section 18 for debt. The exemptive relief expires on October 31, 2010.

b  Data as of December 31, 2009. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

DECEMBER 31, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$82,145,402	7.6%
ProLogis	41,229,475	3.8
Public Storage	40,997,450	3.8
Host Hotels & Resorts	37,451,259	3.4
HCP	35,707,826	3.3
Vornado Realty Trust	34,912,789	3.2
Equity Residential	32,616,921	3.0
Macerich Co.	32,059,850	3.0
Boston Properties	31,533,698	2.9
AvalonBay Communities	23,793,754	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2009

		Number of Shares	Value
COMMON STOCK	113.1%
DIVERSIFIED	8.2%
Cousins Properties[a]		650,342	$4,962,110
Dexus Property Group (Australia)[b]		7,525,800	5,709,645
Forest City Enterprises[c]		248,503	2,927,365
Great Eagle Holdings Ltd. (Hong Kong)[b]		447,490	1,160,345
Lexington Realty Trust[d]		1,477,051	8,980,470
Vornado Realty Trust[d]		499,182	34,912,789
			58,652,724
HEALTH CARE	13.8%
Brookdale Senior Living[c,d]		779,232	14,174,230
Chartwell Seniors Housing (Canada)		837,600	5,630,184
HCP[d]		1,169,215	35,707,826
Nationwide Health Properties[d]		318,047	11,188,894
Omega Healthcare Investors		443,100	8,618,295
Senior Housing Properties Trust[d]		334,664	7,319,102
Ventas[d]		370,030	16,185,112
			98,823,643
HOTEL	9.2%
Hospitality Properties Trust[d]		882,915	20,933,915
Host Hotels & Resorts[d]		3,209,191	37,451,259
Hyatt Hotels Corp.		88,582	2,640,629
Sunstone Hotel Investors[c]		572,740	5,085,931
			66,111,734
INDUSTRIAL	7.6%
AMB Property Corp.[d]		331,170	8,461,393
ProLogis[d]		3,011,649	41,229,475
Segro PLC (United Kingdom)[b]		807,100	4,476,806
			54,167,674
MORTGAGE	0.7%
MFA Financial[d]		671,535	4,935,782

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
OFFICE	16.6%
BioMed Realty Trust[d]		450,260	$7,105,103
Boston Properties[d]		470,161	31,533,698
Brookfield Properties Corp.[d]		664,092	8,048,795
Douglas Emmett[d]		26,436	376,713
Hongkong Land Holdings Ltd.(USD) (Singapore)[b]		952,101	4,689,174
ING Office Fund (Australia)[b]		10,965,000	6,232,781
Kilroy Realty Corp.[d]		266,631	8,177,573
Liberty Property Trust[d]		553,269	17,710,141
Mack-Cali Realty Corp.[d]		477,988	16,524,045
SL Green Realty Corp.[d]		371,846	18,681,543
			119,079,566
OFFICE/INDUSTRIAL	1.9%
PS Business Parks[d]		274,555	13,741,478
RESIDENTIAL	16.7%
APARTMENT	15.8%
American Campus Communities[d]		170,326	4,786,161
Apartment Investment & Management Co.[d]		700,674	11,154,730
AvalonBay Communities[d]		289,779	23,793,754
Camden Property Trust		185,725	7,869,168
Colonial Properties Trust[a,d]		470,505	5,519,024
Education Realty Trust[a]		665,349	3,220,289
Equity Residential[d]		965,569	32,616,921
Home Properties[d]		248,466	11,854,313
Post Properties		353,395	6,926,542
UDR[d]		348,551	5,730,178
			113,471,080
MANUFACTURED HOME	0.9%
Equity Lifestyle Properties[d]		127,343	6,427,001
TOTAL RESIDENTIAL			119,898,081

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
SELF STORAGE	9.0%
Public Storage[d]		503,345	$40,997,450
Public Storage—Class Aa		66,479	1,685,243
Sovran Self Storage[d]		325,364	11,625,256
U-Store-It Trust[a,d]		1,386,400	10,148,448
			64,456,397
SHOPPING CENTER	28.6%
COMMUNITY CENTER	10.9%
Developers Diversified Realty Corp.[d]		1,694,832	15,694,144
Federal Realty Investment Trust[d]		160,608	10,876,374
Kimco Realty Corp.[d]		1,469,494	19,882,254
Regency Centers Corp.[d,e]		440,369	15,439,337
Urstadt Biddle Properties—Class A		163,900	2,502,753
Weingarten Realty Investors[d]		685,598	13,567,985
			77,962,847
FREE STANDING	1.8%
Realty Income Corp.		501,575	12,995,808
REGIONAL MALL	15.9%
Macerich Co.[d]		891,790	32,059,850
Simon Property Group[d]		1,029,391	82,145,402
			114,205,252
TOTAL SHOPPING CENTER			205,163,907
SPECIALTY	0.8%
Weyerhaeuser Co.		130,888	5,646,508
TOTAL COMMON STOCK (Identified cost—$692,367,268)			810,677,494
PREFERRED SECURITIES—$25 PAR VALUE	33.6%
FINANCE—MORTGAGE LOAN/BROKER	0.5%
Countrywide Capital IV, 6.75%, due 4/1/33		70,000	1,495,900
Countrywide Capital V, 7.00%, due 11/1/36		100,000	2,165,000
			3,660,900
INSURANCE—MULTI-LINE—FOREIGN	0.1%
Allianz SE, 8.375%		30,000	740,625

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
REAL ESTATE	33.0%
DIVERSIFIED	4.4%
Duke Realty Corp., 6.625%, Series Jd		80,000	$1,527,200
Duke Realty Corp., 6.60%, Series Ld		100,000	1,895,000
Duke Realty Corp., 6.95%, Series Md		100,000	2,018,000
Duke Realty Corp., 7.25%, Series Nd		169,000	3,582,800
Duke Realty Corp., 8.375%, Series Od		157,600	3,873,808
Entertainment Properties Trust, 7.75%, Series Bd		70,000	1,515,500
Lexington Realty Trust, 6.50%, Series C ($50 par value)[d]		71,750	2,437,348
Lexington Realty Trust, 7.55%, Series Dd		515,025	9,373,455
Vornado Realty Trust, 6.625%, Series Gd		110,000	2,381,500
Vornado Realty Trust, 6.625%, Series Id		125,000	2,755,000
			31,359,611
HEALTH CARE	2.3%
HCP, 7.250%, Series Ed		20,000	461,600
HCP, 7.10%, Series Fd		67,700	1,548,976
Health Care REIT, 7.875%, Series Dd		45,009	1,118,248
Health Care REIT, 7.625%, Series Fd		436,352	10,865,165
Omega Healthcare Investors, 8.375%, Series Dd		100,000	2,524,000
			16,517,989
HOTEL	3.7%
Hospitality Properties Trust, 8.875%, Series Bd		94,825	2,327,954
Hospitality Properties Trust, 7.00%, Series Cd		466,600	9,919,916
Host Hotels & Resorts, 8.875%, Series Ed		40,000	1,020,000
LaSalle Hotel Properties, 8.00%, Series Ed		40,600	936,033
LaSalle Hotel Properties, 7.25%, Series Gd		410,300	8,821,450
Sunstone Hotel Investors, 8.00%, Series Ad		150,450	3,482,917
			26,508,270
INDUSTRIAL	0.2%
ProLogis Trust, 6.75%, Series F		79,850	1,700,805

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
OFFICE	7.4%
Alexandria Real Estate, 7.00%, Series Dd		440,000	$9,548,000
BioMed Realty Trust, 7.375%, Series Ad		579,499	13,444,377
Brandywine Realty Trust, 7.375%, Series Dd		89,000	1,986,480
Corporate Office Properties Trust, 7.625%, Series Jd		263,900	6,267,625
Cousins Properties, 7.50%, Series Bd		295,775	6,181,698
HRPT Properties Trust, 8.75%, Series Bd		152,031	3,709,556
HRPT Properties Trust, 7.125%, Series Cd		68,500	1,394,660
HRPT Properties Trust, 6.50%, Series D		125,000	2,237,500
Kilroy Realty Corp., 7.50%, Series Fd		133,800	3,117,540
SL Green Realty Corp., 7.625%, Series Cd		165,034	3,787,530
SL Green Realty Corp., 7.875%, Series Dd		56,000	1,327,200
			53,002,166
OFFICE/INDUSTRIAL	1.4%
PS Business Parks, 7.00%, Series Hd		192,000	4,195,200
PS Business Parks, 7.375%, Series Od		150,000	3,503,250
PS Business Parks, 6.70%, Series Pd		100,401	2,093,361
			9,791,811
RESIDENTIAL—APARTMENT	3.5%
Apartment Investment & Management Co., 8.00%, Series Td		83,861	1,911,192
Apartment Investment & Management Co., 7.75%, Series Ud		659,750	14,712,425
Apartment Investment & Management Co., 8.00%, Series Vd		132,900	2,996,895
Apartment Investment & Management Co., 7.875%, Series Yd		100,000	2,237,000
Mid-America Apartment Communities, 8.30%, Series Hd		115,723	2,894,232
			24,751,744
SELF STORAGE	1.7%
Public Storage, 6.95%, Series Hd		139,611	3,322,742
Public Storage, 6.75%, Series Ld		100,000	2,328,000
Public Storage, 6.625%, Series Md		185,000	4,308,650
Public Storage, 6.50%, Series Wd		105,300	2,354,508
			12,313,900

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
SHOPPING CENTER	6.7%
COMMUNITY CENTER	3.4%
Developers Diversified Realty Corp., 8.00%, Series Gd		210,000	$4,200,000
Developers Diversified Realty Corp., 7.375%, Series Hd		249,498	4,628,188
Kimco Realty Corp., 7.75%, Series Gd		144,238	3,541,043
Regency Centers Corp., 7.25%, Series Dd		20,425	469,979
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[d,f]		53,000	5,154,250
Weingarten Realty Investors, 6.50%, Series Fd		311,924	6,472,423
			24,465,883
FREE STANDING	0.5%
National Retail Properties, 7.375%, Series Cd		136,800	3,296,880
REGIONAL MALL	2.8%
CBL & Associates Properties, 7.75%, Series Cd		155,000	3,162,000
CBL & Associates Properties, 7.375%, Series Dd		501,998	9,693,581
Simon Property Group, 8.375%, Series J ($50 par value)[d,f]		118,600	7,412,500
			20,268,081
TOTAL SHOPPING CENTER			48,030,844
SPECIALTY	1.7%
Digital Realty Trust, 8.50%, Series Ad		258,500	6,528,418
Digital Realty Trust, 7.875%, Series Bd		42,000	1,043,280
Entertainment Properties Trust, 9.00%, Series E		191,000	4,750,170
			12,321,868
TOTAL REAL ESTATE			236,299,008
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$254,190,095)			240,700,533
PREFERRED SECURITIES—CAPITAL SECURITIES	0.9%
FINANCE—INVESTMENT BANKER/BROKER	0.2%
Capital One Capital VI, 8.875%, due 5/15/40		1,300,000	1,394,250

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

		Number of Shares	Value
INSURANCE—PROPERTY CASUALTY	0.7%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ad,g		2,000,000	$1,670,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ad,g		3,110,000	3,327,700
			4,997,700
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$6,292,045)			6,391,950
		Principal Amount
CORPORATE BONDS	1.6%
REAL ESTATE
DIVERSIFIED	0.8%
Forest City Enterprises, 5.00%, due 10/15/16, 144Ag		$5,050,000	5,517,125
SHOPPING CENTER—COMMUNITY CENTER	0.8%
Developers Diversified Realty Corp., 9.625%, due 3/15/16		5,500,000	5,748,495
TOTAL CORPORATE BONDS (Identified cost—$10,346,745)			11,265,620
		Number of Shares
SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.06%[h]		9,000,128	9,000,128
State Street Institutional Liquid Reserves Fund, 0.16%[h]		9,000,355	9,000,355
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,000,483)			18,000,483
TOTAL INVESTMENTS (Identified cost—$981,196,636)	151.7%		1,087,036,080
LIABILITIES IN EXCESS OF OTHER ASSETS	(51.7)%		(370,407,502)
NET ASSETS (Equivalent to $7.44 per share based on 96,364,921 shares of common stock outstanding)	100.0%		$716,628,578

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust
USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  A portion of the security is segregated as collateral for interest rate swap transactions: $8,433,500 has been segregated as collateral.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 3.1% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  A portion or all of the security is pledged in connection with the revolving credit agreement: $802,424,799 has been pledged as collateral.

e  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $2,629,500.

f  Illiquid security. Aggregate holdings equal 1.8% of net assets of the Fund.

g  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.5% of net assets of the Fund.

h  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Interest rate swaps outstanding at December 31, 2009 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$35,000,000	3.430%	0.232%	November 22, 2012	$(1,559,571)
Merrill Lynch Derivative Products AG	$88,000,000	3.600%	0.231%	January 29, 2014	(3,897,694)
RBC AG	$20,000,000	3.615%	0.233%	January 16, 2013	(1,013,241)
UBS AG	$13,000,000	3.639%	0.233%	April 17, 2013	(655,796)
UBS AG	$30,000,000	3.615%	0.231%	February 28, 2014	(1,328,500)
					$(8,454,802)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2009.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:
Investments in securities, at value (Identified cost—$981,196,636)	$1,087,036,080
Cash (includes $5,890,000 pledged as collateral for open swap positions)	5,965,177
Receivable for:
Dividends and interest	5,301,478
Investment securities sold	1,658,241
Other assets	14,180
Total Assets	1,099,975,156
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	8,454,802
Payable for:
Revolving credit agreement	369,850,000
Investment securities purchased	3,533,008
Investment management fees	398,206
Interest expense	26,320
Administration fees	11,217
Directors' fees	2,525
Other liabilities	1,070,500
Total Liabilities	383,346,578
NET ASSETS	$716,628,578
NET ASSETS consist of:
Paid-in-capital	$874,165,553
Accumulated undistributed net investment income	1,439,787
Accumulated net realized loss	(256,358,793)
Net unrealized appreciation	97,382,031
$716,628,578
NET ASSET VALUE PER COMMON SHARE:
($716,628,578 ÷ 96,364,921 shares outstanding)	$7.44
MARKET PRICE PER COMMON SHARE	$6.07
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(18.41)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

Investment Income:
Dividend income (net of $155,885 of foreign withholding tax)	$17,715,701
Interest income	1,027,488
Total Income	18,743,189
Expenses:
Investment management fees	2,954,515
Line of credit fees	1,595,834
Interest expense	1,193,727
Shareholder reporting expenses	432,379
Professional fees	288,254
Administration fees	169,489
Custodian fees and expenses	100,816
Preferred remarketing fee	100,053
Directors' fees and expenses	52,830
Registration and filing fees	39,050
Transfer agent fees and expenses	25,379
Miscellaneous	135,833
Total Expenses	7,088,159
Reduction of Expenses (See Note 2)	(486,626)
Net Expenses	6,601,533
Net Investment Income	12,141,656
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(33,197,417)
Options	(1,287,400)
Foreign currency transactions	11,682
Interest rate swap transactions	(4,273,519)
Net realized loss	(38,746,654)
Net change in unrealized appreciation (depreciation) on:
Investments	191,433,332
Foreign currency translations	1,273
Interest rate swap transactions	(1,729,736)
Net change in unrealized appreciation (depreciation)	189,704,869
Net realized and unrealized gain	150,958,215
Net Increase in Net Assets Resulting from Operations	163,099,871
Less Dividends to Preferred Shareholders	(194,949)
Net Increase in Net Assets from Operations Applicable to Common Shares	$162,904,922

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$12,141,656	$33,718,761
Net realized loss	(38,746,654)	(100,378,814)
Net change in unrealized appreciation (depreciation)	189,704,869	(253,513,091)
Net increase (decrease) in net assets resulting from operations	163,099,871	(320,173,144)
Less Dividends to Preferred Shareholders from Net Investment Income	(194,949)	(12,945,053)
Net increase (decrease) in net assets from operations applicable to common shares	162,904,922	(333,118,197)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(10,276,810)	(13,480,736)
Tax return of capital	(5,810,620)	(56,886,279)
Total dividends and distributions to common shareholders	(16,087,430)	(70,367,015)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	358,904,757	5,268,051
Total increase (decrease) in net assets applicable to common shares	505,722,249	(398,217,161)
Net Assets Applicable to Common Shares:
Beginning of year	210,906,329	609,123,490
End of year[a]	$716,628,578	$210,906,329

a  Includes undistributed net investment income of $1,439,787 and $655,087, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2009

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$163,099,871
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term investments	(315,823,155)
Cash acquired from merged funds	5,709,120
Net purchases, sales and maturities of short-term investments	7,694,491
Net amortization/accretion of premium (discount)	(103,526)
Proceeds from sales and maturities of long-term investments	295,751,987
Net decrease in interest receivable, receivable for investment securities sold and other assets	1,049,258
Net increase in payable for investments purchased, accrued expenses and other payables	1,758,946
Net change in unrealized depreciation on investments	(191,433,332)
Net change in unrealized depreciation on interest rate swaps	1,729,736
Net realized loss from investments	33,197,417
Cash Used for Operating Activities	2,630,813
Cash Flows from Financing Activities:
Decrease in preferred shares outstanding	(120,825,000)
Net increase in payable for revolving credit agreement	141,000,000
Distributions paid on preferred shares	(194,949)
Distributions paid on common shares	(16,087,430)
Decrease in payable to common shareholders	(499,496)
Decrease in payable to preferred shareholders	(58,761)
Cash Provided by Financing Activities	3,334,364
Increase in cash	5,965,177
Cash at beginning of year (including foreign currency)	0
Cash at end of year (including foreign currency)	$5,965,177

During the year ended December 31, 2009, net assets of $409,225,842 were acquired from merged funds (See Note 9) including $5,709,120 in cash, $9,183,339 in other assets, $1,017,257 of assumed liabilities and $219,850,000 from the outstanding revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007	2006	2005
Net asset value per common share, beginning of year	$5.38	$15.66	$25.61	$21.38	$22.50
Income from investment operations:
Net investment income	0.27	0.77	1.06	1.10	0.82
Net realized and unrealized gain (loss)	2.20	(8.92)	(7.22)	7.48	1.13
Total income (loss) from investment operations	2.47	(8.15)	(6.16)	8.58	1.95
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.00)[a]	(0.33)	(0.22)	(0.17)	(0.12)
Net realized gain	—	—	(0.38)	(0.37)	(0.25)
Total dividends and distributions to preferred shareholders	(0.00)[a]	(0.33)	(0.60)	(0.54)	(0.37)
Total from investment operations applicable to common shares	2.47	(8.48)	(6.76)	8.04	1.58
Preferred share offering cost adjustment	—	—	—	—	0.00 [a]
Anti-dilutive effect from the issuance of reinvested common shares	—	0.00 [a]	0.00 [a]	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.26)	(0.34)	(0.89)	(0.95)	(0.72)
Net realized gain	—	—	(1.53)	(2.30)	(1.39)
Tax return of capital	(0.15)	(1.46)	(0.77)	(0.56)	(0.59)
Total dividends and distributions to common shareholders	(0.41)	(1.80)	(3.19)	(3.81)	(2.70)
Net increase (decrease) in net asset value per common share	2.06	(10.28)	(9.95)	4.23	(1.12)
Net asset value, per common share, end of year	$7.44	$5.38	$15.66	$25.61	$21.38
Market value, per common share, end of year	$6.07	$3.80	$14.52	$24.74	$19.24
Net asset value total return[b]	54.24%[c]	–58.62%[c]	–27.49%	39.55%	8.27%
Market value return[b]	77.83%	–68.42%	–30.40%	49.81%	6.32%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2009	2008	2007	2006	2005
Net assets applicable to common shares, end of year (in millions)	$716.6	$210.9	$609.1	$995.3	$830.9
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	3.42%	2.11%	1.52%	1.47%	1.54%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	3.18%	1.76%	1.14%	1.00%	1.06%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[d]	2.61%	1.72%	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	5.62%	6.36%	3.73%	4.06%	3.71%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	5.85%	6.71%	4.12%	4.53%	4.19%
Ratio of expenses to average daily managed assets (before expense reduction)[d,e]	2.04%	1.20%	1.02%	1.01%	1.02%
Ratio of expenses to average daily managed assets (net of expense reduction)[d,e]	1.90%	1.00%	0.76%	0.69%	0.70%
Portfolio turnover rate	77%	23%	26%	18%	11%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	$120,825	$434,000	$434,000	$434,000
Total shares outstanding (in 000's)	—	5	17	17	17
Asset coverage ratio for revolving credit agreement	294%[f]	3,786%	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$2,938	$37,859	—	—	—
Asset coverage ratio for auction market preferred shares[g]	—	262%	240%	329%	291%
Asset coverage per share for auction market preferred shares[g]	—	$65,500	$60,088	$82,333	$72,863
Liquidation preference per share	—	$25,000	$25,000	$25,000	$25,000
Average market value per share[h]	—	$25,000	$25,000	$25,000	$25,000

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and/or returns reported on December 31, 2008.

d  Ratios do not reflect dividend payments to preferred shareholders.

e  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

f  The Fund received temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

g  Includes the effect of the outstanding borrowings from the revolving credit agreement.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Diversified	$58,652,724	$51,782,734	$6,869,990	—
Common Stock—Industrial	54,167,674	49,690,868	4,476,806	—
Common Stock—Office	119,079,566	108,157,611	10,921,955	—
Common Stock—Other Industries	578,777,530	578,777,530	—	—

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$240,700,533	$240,700,533	$—	—
Preferred Securities—Capital Securities	6,391,950	—	6,391,950	—
Corporate Bonds	11,265,620	—	11,265,620	—
Money Market Funds	18,000,483	—	18,000,483	—
Total Investments	$1,087,036,080	$1,029,109,276	$57,926,804	—
Other Financial Instruments*	$(8,454,802)	—	$(8,454,802)	—

*  Other financial instruments are interest rate swap contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of preferred shares and borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the preferred shares and the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the preferred shares and the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivatives Product AG ("MLDP"), Royal Bank of Canada ("RBC") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of December 31, 2009, this amount was $5,890,000 and was pledged in cash by the Fund to MLDP.

During the year ended December 31, 2009, the Fund notified MLDP, UBS and RBC of additional breaches. On December 16, 2009, RBC waived all of its rights and remedies related to any breaches that occurred or existed prior to and including this day. At December 31, 2009, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2009, a portion of the dividends have been reclassified to return of capital.

Prior to redemption, Series M7, Series T, Series TH and Series F preferred shares paid dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends were declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends were payable every seven days, on the first business day following the end of the dividend period.

Prior to redemption, Series M28 and Series W preferred shares paid dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends were declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends were payable every 28 days, on the first business day following the end of the dividend period.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2009, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares and/or the amount of any loan outstanding.

The investment manager has contractually agreed to waive its management fee in the amount of 0.14% of average daily managed asset value in 2009, 0.08% of average daily managed asset value in 2010 and 0.02% of average daily managed asset value in 2011.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily managed asset value. For the year ended December 31, 2009, the Fund incurred $69,518 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $4,866 from the Fund for the year ended December 31, 2009.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009, totaled $311,796,118 and $288,575,532, respectively.

Transactions in options written during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	886,299	809,639
Options expired	(442,605)	(381,166)
Options terminated in closing transactions	(441,006)	(302,732)
Options exercised	(2,688)	(125,741)
Options outstanding at December 31, 2009	—	—

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2009	2008
Ordinary income	$10,471,759	$26,425,789
Tax return of capital	5,810,620	56,886,279
Total dividends and distributions	$16,282,379	$83,312,068

As of December 31, 2009, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$989,716,448
Gross unrealized appreciation	$157,352,689
Gross unrealized depreciation	(60,033,057)
Net unrealized appreciation	97,319,632
Other cost basis adjustments	(4,938,137)
Total net unrealized appreciation	$92,381,495

The other cost basis adjustments are primarily attributable to unrealized depreciation on interest rate swaps.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2009, the Fund had a net capital loss carryforward of $249,918,470, of which $69,410,261 will expire on December 31, 2015, $137,475,944 will expire on December 31, 2016 and $43,032,265 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. Included in the net capital loss carryforward is $91,978,606 of capital loss carryforwards that were acquired from the Fund's mergers with Cohen & Steers Premium Income Realty Fund, Inc. ("RPF") and Cohen & Steers Advantage Income Realty Fund, Inc. ("RLF") (See Note 9). Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration. During the year ended December 31, 2009, the Fund forfeited $77,532,411 of capital loss carryforwards as a result of these fund mergers.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and passive foreign investment companies and permanent book/tax differences primarily attributable to income redesignations, merger related items, and differing treatment of interest rate swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $119,070,757, accumulated net realized loss was charged $119,719,926 and accumulated net investment income was credited $649,169. Also, there were income redesignations to return of capital of $1,534,366 attributable to securities held by RLF and RPF prior to the merger.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share. On November 24, 2009, the Fund's shareholders approved an amendment to the Fund's charter increasing the number of shares of capital stock the Fund has authority to issue from 100 million to 300 million. The authority will allow the Fund to issue a sufficient number of shares needed to complete the mergers discussed on Note 9.

During the years ended December 31, 2009, and December 31, 2008, the Fund issued 0 and 352,497 shares of common stock, respectively, for the reinvestment of dividends.

On December 17, 2008, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2009. On December 15, 2009, the Board of Directors authorized the continuation of the Share Repurchase Program through the fiscal year ending December 31, 2010. During the years ended December 31, 2009 and December 31, 2008, the Fund did not effect any repurchases.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Prior to redemption, each series of preferred shares were senior to the Fund's common shares and ranked on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund did not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares were subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option could without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price was $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares had equal voting rights of one vote per share and voted together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares was required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provided for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS were not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the ratings of the AMPS, the maximum rate for shares of a series were 150% of the applicable commercial paper rate.

During the years ended December 31, 2009 and December 31, 2008, the Fund redeemed $120,825,000 and $313,175,000, respectively, of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. Any partial redemptions of the preferred shares were made on a pro rata basis across all preferred series. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures. On December 10, 2009, the Fund's preferred shares were reclassified and designated as common shares with preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of common shares generally set forth in the Fund's articles of incorporation.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The redemption amount and details for the year ended December 31, 2009 are:

Series*	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 12/31/09	Total Value 12/31/08	Amount Redeemed	Total Value 12/31/09
M7	1,045	1,045	—	$26,125,000	$26,125,000	—
M28	668	668	—	16,700,000	16,700,000	—
T	780	780	—	19,500,000	19,500,000	—
W	780	780	—	19,500,000	19,500,000	—
TH	780	780	—	19,500,000	19,500,000	—
F	780	780	—	19,500,000	19,500,000	—
				$120,825,000	$120,825,000	—

The redemption amount and details for the year ended December 31, 2008 are:

Series*	Shares Outstanding 12/31/07	Number of Shares Redeemed	Shares Outstanding 12/31/08	Total Value 12/31/07	Amount Redeemed	Total Value 12/31/08
M7	3,760	2,715	1,045	$94,000,000	$67,875,000	$26,125,000
M28	2,400	1,732	668	60,000,000	43,300,000	16,700,000
T	2,800	2,020	780	70,000,000	50,500,000	19,500,000
W	2,800	2,020	780	70,000,000	50,500,000	19,500,000
TH	2,800	2,020	780	70,000,000	50,500,000	19,500,000
F	2,800	2,020	780	70,000,000	50,500,000	19,500,000
				$434,000,000	$313,175,000	$120,825,000

The following table reflects the preferred shares range of dividend rates paid during the year ended December 31, 2009:

Series*	Range
M7	0.14%-1.73%
M28	0.38%-0.77%
T	0.12%-1.73%
W	0.38%-0.68%
TH	0.11%-0.68%
F	0.17%-1.73%

*  All series were Auction Market Preferred Shares with a $25,000 liquidation value and $0.001 par value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

On September 23, 2008 the Fund entered into a $250,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). On July 15, 2009, the credit agreement was amended to reduce the maximum commitment to $150,000,000. In connection with the merger disclosed in Note 9, the maximum commitment was increased to $385,000,000. The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral with the custodian in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of December 31, 2009, the Fund has outstanding borrowings of $369,850,000. During the year ended December 31, 2009, the Fund borrowed an average daily balance of $98,031,607 at a weighted average borrowing cost of 1.37%. As of December 31, 2009, the aggregate value of rehypothecated securities was $2,629,500. During the year ended December 31, 2009, the Fund earned $195 in fees from rehypothecated securities.

On June 1, 2009, the Securities and Exchange Commission (SEC) issued an order (the "Order") to the Fund providing an exemption from Section 18 of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities (AMPS) rather than 300% asset coverage required by Section 18 for debt. The exemptive relief expires on October 31, 2010.

Note 7. Derivative Investments

The following table presents the value of derivatives held during the year ended December 31, 2009, along with the respective location in the financial statements. The balance of outstanding interest rate swaps at December 31, 2009 is representative of the volume outstanding throughout the year ended December 31, 2009. The volume of activity for written options for the year ended December 31, 2009 is summarized in Note 3.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$(8,454,802)
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate contracts	Net Realized and Unrealized Gain (Loss)	$(4,273,519)	$(1,729,736)
Equity contracts	Net Realized and Unrealized Gain (Loss)	(1,287,400)	—
		$(5,560,919)	$(1,729,736)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Mergers

On June 29, 2009, the Boards of Directors of the Fund and each of RPF, RLF and Cohen & Steers Worldwide Realty Income Fund, Inc. ("RWF") approved a proposal, subject to approval by the relevant fund's shareholders, to merge RPF, RLF and RWF with and into the Fund in accordance with the Maryland General Corporation Law. The purpose of the transaction was to combine four funds managed by the investment manager with comparable investment objectives and strategies. On November 24, 2009, RPF's, RLF's and the Fund's shareholders approved their respective mergers. After the close of business on December 18, 2009, the Fund acquired all of the assets and liabilities of RPF and RLF with the investment portfolio constituting the principal asset. The acquisition was accomplished by a tax-free exchange of 32,011,316 shares of RPF worth $214,761,871 and 26,601,508 shares of RLF worth $194,463,971 for 29,980,262 shares and 27,147,025 shares of the Fund, respectively. The net assets of RPF, RLF and the Fund immediately before the acquisition were $214,761,871 (including $26,018,917 of net unrealized appreciation), $194,463,971 (including $24,302,168 of net unrealized appreciation) and $281,076,148. The combined net assets of the Fund immediately following the acquisition were $690,301,990. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investments received from RPF and RLF were carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Although the Fund's shareholders approved the merger with RWF, RWF failed to receive a sufficient number of votes to approve the merger. On December 10, 2009, both RWF's and the Fund's Boards of Directors determined that the merger remained in the best interest of shareholders of both funds and set new record and shareholder meeting dates of December 17, 2009 and February 26, 2010, respectively. If the merger is approved by RWF's shareholders, all of RWF's assets and liabilities will be combined with the Fund, and each shareholder of RWF will receive a number of shares of the Fund in exchange for their shares of RWF, having an aggregate net asset value equal to the aggregate net asset value of RWF's shares held as of the close of business of the New York Stock Exchange on the closing date of the merger, which is expected to be on or about March 19, 2010.

The investment manager may elect to consummate the merger prior to the closing date and will promptly notify RWF's shareholders of any such change.

Merger related expenses, which will be borne by the Fund, are accrued as incurred and are estimated to be approximately $413,000.

Assuming the acquisition of RPF and RLF had been completed on January 1, 2009, the Fund's pro-forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$31,748,313
Net realized and unrealized gain	$215,335,806
Net increase in net assets resulting from operations	$247,084,119

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to RPF and RLF that have been included in the Fund's statement of operations.

Note 10. Subsequent Events

Events and transactions occurring after December 31, 2009 and through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Quality Income Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2010

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

The Board of Directors of the Fund initially called a special meeting of shareholders (the "Meeting") to be held on October 22, 2009. The Meeting was called in order for shareholders to vote on each of the mergers of Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Worldwide Realty Income Fund, Inc. with and into the Fund (the "Mergers"). In addition, shareholders also were asked to vote to amend the Fund's charter to increase the number of authorized shares of capital stock and to change certain of the Fund's fundamental investment restrictions to non-fundamental. The Meeting was adjourned until November 24, 2009 in order to solicit additional votes. On November 24, 2009, shareholders of the Fund approved all proposals. Proposals 1A—1C and Proposal 2 were approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund, while Proposals 3A—3C were approved by the affirmative vote of 67% of a majority of the Fund's outstanding voting securities present at the Meeting. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Authority Withheld
Proposal 1A: To approve merger of Cohen & Steers Advantage Income Realty Fund, Inc. with and into the Fund in accordance with Maryland General Corporation Law.	20,435,347.05	1,003,398.67	569,403.65
Proposal 1B: To approve merger of Cohen & Steers Premium Income Realty Fund, Inc. with and into the Fund in accordance with Maryland General Corporation Law.	20,409,950.77	1,039,250.98	558,947.62
Proposal 1C: To approve merger of Cohen & Steers Worldwide Realty Income Fund, Inc. with and into the Fund in accordance with Maryland General Corporation Law.	20,275,722.45	1,148,830.72	583,596.20
Proposal 2: To approve an amendment to the Fund's charter to increase the number of authorized shares of the Fund's capital stock.	19,682,695.11	1,674,855.84	650,598.42
Proposal 3A: To approve changing from fundamental to non-fundamental the Fund's investment restriction prohibiting the Fund from investing more than 10% of its managed assets in debt securities issued or guaranteed by real estate companies.	19,610,357.49	1,734,333.38	663,458.50

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)—(Continued)

	Shares Voted For	Shares Voted Against	Authority Withheld
Proposal 3B: To approve changing from fundamental to non-fundamental the Fund's investment restriction prohibiting the Fund from investing more than 20% of its managed assets in preferred stock or debt securities.	19,568,871.24	1,758,724.15	680,553.98
Proposal 3C: To approve changing from fundamental to non-fundamental the Fund's investment restriction investing in other investment companies.	19,505,292.80	1,688,291.61	814,564.96

For more information regarding the Mergers, please see Note 9 to the Fund's financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2009) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (2/28/02)	One Year	Five Years	Since Inception (2/28/02)
54.24%	–6.90%	4.12%	77.83%	–9.04%	1.05%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement.

TAX INFORMATION—2009 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $235,712.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to Investment Policies

The Board of Directors, at meetings held on June 29, 2009 and August 11, 2009, approved amendments to certain non-fundamental investment policies of the Fund. The Directors voted to eliminate the requirement to invest at least 90% of the Fund's total assets in common stocks (including REIT shares), preferred stocks, and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). Although the Fund, under normal market conditions, will invest at least 80% of its total assets in income producing equity securities issued by high quality REITs, the Board of Directors approved revisions to the definition of high quality, so that high quality REITs are companies that, in the opinion of the investment manager, offer prospects for above average revenue and earnings growth and to determine whether a company is of high quality, the investment manager generally looks to the company's record of earnings growth, as well as to a company's current ratio of debt to capital and the quality of its management. In addition, the Board of Directors voted to (i) increase the Fund's limit on investments in foreign securities to 25% from 20% of the Fund's total assets, of which 15% may be invested in emerging markets; (ii) expand the types of permitted investments for temporary defensive measures to include short-term debt instruments, government securities, cash or cash equivalents (currently only investment grade debt securities); (iii) remove the 10% limitation on investments in mortgage and hybrid REITs; and (iv) remove the requirement that REIT investments must have a market cap greater than $100 million.

The Fund's Board of Directors, including the Independent Directors, also approved and submitted for shareholder approval, converting three of the Fund's policies from fundamental to non-fundamental policies. These fundamental policies had not been changed since the Fund's inception and were more restrictive than required by law. Shareholder approval of these changes was required because the policies were "fundamental," meaning they may only be changed with shareholder approval.

The Fund had a fundamental investment restriction that limited its investment in debt securities issued or guaranteed by real estate companies to 10% of its total assets. The Fund also had a fundamental investment

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

restriction that limited its investments in preferred stock and debt securities rated below investment grade and unrated securities of comparable quality to 20% of the Fund's total assets. In addition, the Fund had a fundamental investment restriction that the Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d) (1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

At a special meeting of shareholders initially held on October 22, 2009, and adjourned until November 24, 2009, shareholders of the Fund approved converting the Fund's three fundamental policies to non-fundamental. These non-fundamental investment restrictions may be changed or eliminated by the Board of Directors, without further shareholder approval; however, the Board of Directors has no current intentions to amend these restrictions.

Changes to Derivatives Policies

The Board of Directors, at its June 9-10, 2009 meeting, expanded the Fund's universe of permissible derivatives transactions. The Fund may, but is not required to, use, without limit, various derivatives transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, and the Cohen & Steers Funds.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on September 22-23, 2009, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2010, by the Fund's Board of Directors, including the Independent Directors. It was further noted that the Board of Directors had considered the Fund's Management Agreement at its March 2009 meeting and reconsidered the Management Agreement in September 2009 in order to annually consider the renewal of such Agreement at its June meeting. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds"), and performance comparisons to a larger category universe, prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Manager; and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract quality and experienced personnel. After consideration of the above factors,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and blended benchmark. The Board of Directors considered that the Fund underperformed the median of the Peer Funds for the year-to-date period ended June 30, 2009, ranking in the fifth quintile and performed at the median of the Peer Funds for the one-, three and five-year periods, ranking in the third quintile. It was further noted that the quintile rankings of the Fund remained unchanged for the one- and three year periods, and declined for the five-year period, from the March 2009 report. The Board of Directors noted that the Fund underperformed its benchmark and blended benchmark for the year-to-date and one-, three- and five-year periods ended June 30, 2009, mainly due to leverage in a down market. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental performance data provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other real estate funds. The Board of Directors noted that since June 30, 2009 through August 31, 2009, the Fund's performance had markedly improved, narrowing the margin with its Peer Funds. The Board of Directors determined to closely monitor the Fund's performance and requested that the Investment Manager provide updates for this purpose.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios at managed and common asset levels compared to the medians of the Peer Funds, ranking the Fund in the third, fourth or fifth quintiles across the categories. The Board of Directors considered the impact of reduced asset levels as a result of the 2008 market decline, leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors also noted that the Investment Manager continues to waive a portion of its management fee for the next three years and that the Fund pays an administration fee to the Investment Manager. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to the Investment Manager's other management agreements, as well as the profitability under the management agreements to the Investment Manager's other management contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 56	Director and Co-Chairman	2012	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen Age: 61	Director and Co-Chairman	2010	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

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COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 67	Director	2011	Consultant. Board Member United States Department of Defense Business Board; Vice-chair Global Heritage Fund; Chair of the Advisory Committee, The Posse Foundation, DC; Finance Chair, District of Columbia Public Libraries. Government service: former Undersecretary of State for Management, US Department of State; previously Assistant Secretary of Interior for Policy Management and Budget, US Department of Interior. Private employment includes Senior Vice President National Trust for Historic Preservation, Treasurer UMWA Health and Retirement Funds.	18	2001 to present

George Grossman Age: 56	Director	2012	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 67	Director	2011	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	18	2004 to present

  (table continued on next page)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 66	Director	2010	Private Investor. Advisory Board Member of the Salvation Army, Member: DC Dept. of Corrections Chaplain's Corps. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	18	2001 to present

Frank K. Ross Age: 66	Director	2010	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington DC office.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	2011	Board member of Essex Property Trust Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 63	Director	2012	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 45	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

William F. Scapell Age: 42	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Thomas N. Bohjalian Age: 44	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Yigal Jhirad Age: 45	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 47	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 43	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004	Since 2006

Lisa D. Phelan Age: 41	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RQI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2009

RQIAR

Item 2. Code of Ethics.

On October 1, 2009, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material changes to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions were (i) a shortened preclearance window, (ii) the implementation of a 30-day holding period to sell securities at a profit, (iii) limitations on the frequency of trading, and (iv) a preclearance requirement for exchange traded funds. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$47,000	$47,000
Audit-Related Fees	—	17,200
Tax Fees	6,000	14,900
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	$110,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were $6,000 and $129,635, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

Voting rights are an important component of corporate governance. The Advisor and the Subadvisor have three overall objectives in exercising voting rights:

I.              Objectives

Voting rights are an important component of corporate governance. The Advisor has three overall objectives in exercising voting rights:

A. Responsibility. The Advisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor follows the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor shall conduct itself in the same manner as if the Advisor was the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor may consider the views of third parties, the Advisor shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor must be guided by its reasonable judgment to vote in a manner that the Advisor deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor considers the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor believes may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor votes against auditor indemnification and limitation of liability; however the Advisor recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor reviews on a case-by-case basis management proposals to ratify a poison pill. The Advisor generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor generally votes in favor of shareholder proposals to declassify a board of directors, although the Advisor acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor generally supports, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting, however, the Advisor is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor recognizes the importance of such proposals, the Advisor is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor votes for proposals that call for the board to be composed of a majority of independent directors. The Advisor believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor also votes for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor votes against the proposals. If the combined effect is positive, the Advisor supports such proposals.

Date/Location of Meeting. The Advisor votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor considers the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor generally withholds its votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor supports employee stock purchase plans, although the Advisor generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor votes for shareholder proposals to expense fixed-price options.

Vesting. The Advisor believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the longterm best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor supports proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor generally votes against proposals to adopt such charter provisions. The Advisor feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor votes for changing the corporate name.

Social Issues.

The Advisor believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor generally votes against these types of proposals, which are generally initiated by shareholders, unless the Advisor believes the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2009, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

• Vice president • Portfolio manager since 2004

William F. Scapell	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.
• Vice President • Portfolio manager since 2005

Thomas N. Bohjalian	Senior vice president of C&S. Previously, vice president of C&S.

• Vice President • Portfolio manager since 2006

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Bohjalian direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team. Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	15	$11,284,365,000

• Other pooled investment vehicles	37	$7,385,259,000

• Other accounts	45	$3,057,923,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	15	$11,284,365,000

• Other pooled investment vehicles	37	$7,385,259,000

• Other accounts	45	$3,057,923,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	15	$11,284,365,000

• Other pooled investment vehicles	37	$7,385,259,000

• Other accounts	45	$3,057,923,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	7	$5,027,409,000

• Other pooled investment vehicles	2	$41,187,000

• Other accounts	10	$499,097,000

Thomas N. Bohjalian

	Number of accounts	Total assets

• Registered investment companies	5	$3,722,694,000

• Other pooled investment vehicles	2	$41,187,000

• Other accounts	6	$234,909,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2009:

Dollar Range of Securities Owned

Martin Cohen	$100,001 - $500,000
Robert Steers	$100,001 - $500,000
Joseph Harvey	$50,001 - $100,000
William F. Scapell	None
Thomas N. Bohjalian	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Bohjalian and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 8, 2010